                                                                    Exhibit 10.2

This Supplemental Security Agreement is executed by Zycon Corporation, a Delaware corporation ("Borrower") pursuant to the terms of a Loan and Security Agreement dated June 28, 1993 between Borrower and MetLife Capital Corporation ("Lender"). All capitalized terms used herein that are not otherwise defined herein shall have the respective meanings given to such terms in the Loan and Security Agreement.

        In order to provide security for the payment and performance of Borrower's obligations under the Loan Documents, Borrower has granted to Lender a first priority security interest in the Collateral. In addition to said grant, Borrower intends by this Supplemental Security Agreement to grant to Lender a first priority security interest in the items of Equipment identified herein.

        1. To further secure the payment and performance of all of Borrower's obligations to lender under the Loan Documents, Borrower hereby grants to Lender a first priority security interest in the items of Collateral described below, including all present and future additions, attachments and accessories thereto, all substitutions therefor and replacements thereof and all proceeds thereof, including all proceeds of insurance:

Qty.  Model/Mfr.  Description            Serial No.   Cost or Appraised Value
                  Various Manufacturing               $5,048,706.40
                  and Production
                  Equipment more
                  completely described
                  on the attached
                  Exhibit "A".


2. Borrower hereby (a) affirms that the representations and warranties set forth in Section 5 of the Loan and Security Agreement are true and correct as of the date hereof; (b) represents and warrants that Lender has a first priority security interest in the Collateral*, and
        (c) represents and warrants that the above described equipment will be maintained at the following location(s):

        445 & 435 El Camino Real        12270 Campbell Avenue
        Santa Clara, CA  95050          San Jose, CA  95050

3. The Loan Amount for loans to be made pursuant to this Supplemental Security Agreement is $5,048,706.40.

4. The Commitment Expiration Date for loans to be made pursuant to this Supplemental Security Agreement is June 30, 1996.

5. The amount of liability insurance required to be maintained by Borrower pursuant to Section 5(d) of the Loan and Security Agreement is $500,000.00.

6. All of the terms and provisions of the Loan and Security Agreement are hereby incorporated in and made a part of this Supplemental Security Agreement to the same extent as if fully set forth herein.

        In witness whereof, Borrower has executed and delivered this Supplemental Security Agreement this _________ day of ___________, 19____.

                                     Borrower:  Zycon Corporation

                                     By:           /s/ Lawrence J. Shoemaker
                                                   -------------------------

                                     (Print Name)  Lawrence J. Shoemaker
                                                   -------------------------

                                     Title:        Senior Vice President
                                                   -------------------------
                                                   Administration & Investor
                                                   Relations

* Subject to the Subordination Agreement between Comerica Bank-California and Lender dated June ___, 1996.



[LOGO] MetLife Capital

This Exhibit "A" is attached to and made part of that certain Supplemental
      Security Agreement No. Three by and between MetLife Capital
                Corporation and Zycon Corporation

- ----------------------------------------------------------------------------------------------------------------------
Vendor/Invoice                Qty         Equipment Description                        Serial Number            TOTAL
- ----------------------------------------------------------------------------------------------------------------------
Optical Radiation Corp.       1      OB 7550 FPE 10KW Auto Expose System               TD00381            $495,244.00
#21141
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
Optical Radiation Corp.       1      Opti-Beam 7557 Film Phototool Exchange System      TL00394            $584,543.75
#21192
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
Dupont Co.                     1      ASL-24 Yieldmaster Used War                       175                $164,749.75
#H480800392
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
Nagase California Corp.       2      TN-890LR Onno-Sokki Auto Expose Units             95J2889-1
                                                                                       95J2889-2
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
                              1      TN-270 Onno-Sokki Turn Over Unit                  95J2889-3          $641,705.13
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
Morton Dynachem               1      1500C Cut Sheet Laminator                         167-2
#410296
- ----------------------------------------------------------------------------------------------------------------------
                              1      Thin Core Device (0.004)                                             $242,437.50
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
Morton Dynachem               1      1500C Cut Sheet Laminator                         167-3
#410297
- ----------------------------------------------------------------------------------------------------------------------
                              1      Thin Core Device (0.004)                                             $242,437.50
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
Unidyne                       1      206E - Automatic Optical Inspection System        313                $257,510.05
#2101
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
Unidyne                       1      206E - Automatic Optical Inspection System        189                $242,437.50
#2084
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
Unidyne                       1      206E - Automatic Optical Inspection System        174                $257,510.05
#2097
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
Solution Sources, Inc.        1      Model 4400-002 Verification Hardware:             5/95-20-0288
#001520                              P/N 440-013 Com. Aid. Rep. SFTW
                                     P/N 4400-017 Flt. Dict. & Stat. Data
                                     P/N 44---018 Auto. Shts. Det. SFTW
- ----------------------------------------------------------------------------------------------------------------------
                              1      4400-052 Fujitsu Plasma Display
- ----------------------------------------------------------------------------------------------------------------------
                              1      4400V Camera Opt. 70X Mag.                                            $67,480.00
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
Ishi Hyoki (America), Inc.    5      IJS-630-T Jet Scrubbers                           U3013,
#002710, #002323,                                                                      U5030,U5084,
#2323TX, #002533                                                                       U5108,U5109
- ----------------------------------------------------------------------------------------------------------------------
                                                                                                          $487,835.97
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
BTU International             1      DR 251-3-144DS IR Oven                            ZSC-1               $21,650.00
#170761
- ----------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------
Falcon Systems, Inc.          4      HP 712/80 Systems                                 6457A50421,
#15157                                                                                 6514A51241,
                                                                                       6514A51023,
                                                                                       6515A51025
- ----------------------------------------------------------------------------------------------------------------------

This Exhibit "A" is attached to and made part of that certain Supplemental Security Agreement No. Three by and between MetLife Capital Corporation and Zycon Corporation

- -----------------------------------------------------------------------------------------------------------------------
| Vendor/Invoice          |    Qty    |          Equipment Description          |    Serial Number   |    TOTAL       |
|                         |           |                                         |                    |                |
- -----------------------------------------------------------------------------------------------------------------------
                                4         CRX 20" Monitors                        JPO1083249,
                                                                                  JPO1087119,
                                                                                  JPO1093774,
                                                                                  JPO1093775
- -----------------------------------------------------------------------------------------------------------------------
                                4         HP 1GB SE SCSI-II DRIVE                 TY214033,
                                                                                  USS1101NFL,
                                                                                  WYAX177191,
                                                                                  WYAX246126
- -----------------------------------------------------------------------------------------------------------------------
                                4         64MB HP 715 KIT (2X 32MP)
- -----------------------------------------------------------------------------------------------------------------------
                                4         HP 720 Upgrade to 735/125               A56101154876,
                                                                                  A56101154888,
                                                                                  A56101154876,
                                                                                  A56101250770
- -----------------------------------------------------------------------------------------------------------------------
                                                                                                      $67,405.20
- -----------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------
HITACHI AMERICA                 2         ND-4K21E/10P Drilling Systems           K010355001
#606856                                                                           K010355003
- -----------------------------------------------------------------------------------------------------------------------
                                                                                                     $633,570.00
- -----------------------------------------------------------------------------------------------------------------------
HITACHI AMERICA                 2         ND-4K21E/10P Drilling Systems           K330045001
#605207                                                                           K330045002
- -----------------------------------------------------------------------------------------------------------------------
                                                                                                     $642,190.00
- -----------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------
                                          Grand Total                                              $5,048,706.40
- -----------------------------------------------------------------------------------------------------------------------

                               AMENDMENT NO. ONE

 Amendment No. One to that certain Loan and Security Agreement dated June 28,
   1993 ("Agreement") by and between MetLife Capital Corporation, as Lender and Zycon Corporation as Borrower

                                  WITNESSETH:
                                  ----------

WHEREAS the parties entered into the Agreement as aforesaid, and

WHEREAS the parties now desire to amend the Agreement in certain respects;

NOW THEREFORE, it is agreed as follows:

Section 18 (a) is amended to include the following additional event of default:

        "(vii) any event of default occurs with respect to that certain Loan Agreements dated March 31, 1994 and December 29, 1995 between Borrower and Comerica Bank."

The following additional section shall be included:

"Affirmative Covenants: These covenants are based on financial statements presented on a consolidated basis to include Zycon Malaysia. Furthermore, these covenants are all inclusive for all existing and future loans under the Agreement.

        Stockholders' Equity. Borrower shall maintain stockholders' equity of not less than $23,500,000.

        Leverage. Borrower shall maintain a ratio of total liabilities to tangible net worth not to exceed 2.60:1 at December 31, 1995, declining to 2.25:1 at December 31, 1997. Tangible net worth shall be determined as stockholders' equity less intangible assets.

        Cash Flow Coverage. Borrower shall maintain a ratio of total cash flow to fixed charges of not less than 1.25:1. Total cash flow shall be defined as net after-tax income from annual audited financial statements plus depreciation minus stockholder dividends. Fixed charges shall be defined as the total of (1) obligations payable during any period of twelve (12) consecutive months for principal no borrowed money repayable over a period in excess of one (1) year and (ii) any other obligations under leases which shall have been or should be recorded as capital leases.

IN WITNESS WHEREOF, Borrower and Lender have duly executed this Amendment No. One to the Loan and Security Agreement this 10th day of June, 1996.

LENDER:                                 BORROWER:
METLIFE CAPITAL CORPORATION             ZYCON CORPORATION

By:   /s/ Judy Johnston                 By:  /s/ Laurence J. Shoemaker
      ---------------------                  -----------------------------------
Its:                                    Its: Senior Vice President
      ---------------------                  -----------------------------------
                                             Administration & Investor Relations
                                             -----------------------------------
[LOGO] MetLife Capital

No. 2015093-003                                TERM PROMISSORY NOTE NO. THREE
    _____________
$   5,048,706.40                                       June 21,  1996
    _____________                        _____________________     ________

        FOR VALUED RECEIVED, the undersigned, Zycon Corporation, a Delaware corporation ("Maker"), promises to pay to the order of METLIFE CAPITAL CORPORATION ("Payee"), at its office at P.O. Box C-97550, Bellevue, Washington 98009, the principal sum of FIVE MILLION FORTY-EIGHT THOUSAND SEVEN HUNDRED SIX DOLLARS AND FORTY CENTS ($5,049,706.40) Dollars together with interest on unpaid principal from the date of disbursement of such principal amount until payments in full at a rate per annum equal to the weekly average of 30 Day Commercial Paper in effect from time to time, as published in Federal Reserve Statistical Release H. 15(519), plus 2.10 percent (2.10%) (the "Variable Rate") computed on the basis of a 360 day year of twelve consecutive thirty day months, in sixty
(60) monthly installments in the amount of One Hundred One Thousand Two Hundred Thirty-Seven Dollars and Seventy-One Cents ($101,237.71) commencing on July 21, 1996 and monthly thereafter until June 21, 2001, on which date the entire balance of principal and interest unpaid shall be due and payable ("Term"). The amount of each payment during the first twelve (12) months of the term shall be a level amount calculated as if the Loan Amount was amortized over the Term at the Variable Rate in effect at loan closing ("Amortization Rate"). Payments received will be applied first to secured interest at the Variable rate and then applied in principal.

        On each anniversary of loan disbursement, the then outstanding principal balance will be compared with the principal balance of the loan as if amortized at the Amortization Rate. In the event the outstanding principal balance exceeds the principal balance of the loan if amortized at the Amortization Rate, Maker shall immediately pay the amount of such underpayment to Payee. In the event the outstanding principal balance is less than the principal balance of the loan if amortized a the Amortization Rate such overpayment will be applied to the outstanding principal balance. Additionally, the amount of each payment for the ensuing twelve (12) months will be calculated by amortizing the then outstanding principal balance at the then current Variable Rate over the remaining Term.

        Except as may be otherwise expressly provided herein, this Note may not be prepaid in whole or in part, except with the prior written consent of Payee. Maker shall have the privilege of prepaying all (but not part) of the then outstanding balance under this Note on June 21, 1998.

        It is specifically understood and agreed by Maker that, in the event of default under the Note or under any instrument securing the Note, a tender of payment of the unpaid principal and accrued interest then outstanding shall be deemed a prepayment and must include a premium equal to six (6) months' interest at the Rate computed on the principal amount so tendered. It is further understood and agreed by Maker that Payee shall not be obligated to accept said tender,and said tender shall for all purposes be deemed ineffectual and deficient, unless said tender shall include the premium herein above required.

        In the event that Payee does not receive any payment on the date due, Maker will pay Payee a late charge of five percent (5%) of the payment outstanding together with the payment, and provided said sum is received within ten (10) days of the date due, Payee agrees not to demand immediate payment of the whole sum of principal and interest as otherwise permitted herein.

        If, from any circumstances whatsoever, payment of any obligation due under this Note at the time such performance shall be due shall involve exceeding the maximum amount currently prescribed by any applicable usury statute or any other applicable law, then such obligation shall be reduced to such maximum amount, so that in no event shall any payment be possible under this Note, or under any other instrument evidencing or securing the indebtedness evidenced hereby, that is in excess of such maximum amount.

        In the event that an Event of Default shall occur under the Loan and Security Agreement (as hereinafter defined) or any other instrument now or hereafter securing repayment hereof, following any required notice and/or the expiration of any applicable period of grace, then, and in such event, the principal indebtedness evidenced hereby, and any other sums advanced hereunder, together with all unpaid interest accrued thereon shall, at the option of Payee, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. TIME IS OF THE ESSENCE WITH RESPECT TO THIS NOTE. Interest shall accrue on the outstanding principal for so long as such event of default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein, at the rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate allowable under law. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default should Payee, at its sole option, allow such default to be cured. In the event this Note, or any part thereof, is collected due to an event of default by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees, whether or not suit is filed.

        This Note is one of the notes referred to in and is secured by the Loan and Security Agreement dated June 28, 1993 between Maker and Payee. The terms of the Loan and Security Agreement are incorporated herein by reference.

        Maker waives any right of exemption and waives presentment, protest and demand and notice of protest, demand and of dishonor and nonpayment of this Note, and consents that any holder hereof shall have the right, without notice, to grant any extension or extensions of time for payment of this Note or any part thereof or any other indulgences of forbearances whatsoever, or may release any of the security for this Note without in any way affecting the liability of any other party for the payment of this Note.

        The due payment and performance of Maker's obligations hereunder shall be without regard to any counterclaim, right of offset, or any other counterclaim whatsoever which Maker may have against Payee and without regard to any other obligations of any nature whatsoever which Payee may have to Maker, and no such counterclaim or offset shall be asserted by Maker in any action, suit or proceeding instituted by Payee for payment of Maker's obligations hereunder.

        This Note and the Loan and Security Agreement shall be governed by and construed in accordance with the laws of the State of California.

                    [LOGO OF METLIFE CAPITAL APPEARS HERE]

        Maker acknowledges that there is no assumption that the value of the property securing this Note is equal to the face amount of the Note, and that a deficiency judgment may be necessary in proceedings taken for enforcement hereof.

        No amendment to this Note shall be binding upon Payee unless it is in writing and duly signed by Payee.

        IN WITNESS WHEREOF, the Maker has caused these presents to be duly signed the date first above written.

                                   Borrower: Zycon Corporation
                                            __________________________
                                   By:       /s/ Lawrence J. Shoemaker
                                            __________________________
 Witness: /s/ Kenneth R. Shilling  (Print Name) Lawrence J. Shoemaker
          _______________________           __________________________
                                   Title:    Senior Vice President
                                            __________________________
                                             Administration & Investor Relations